Exhibit 10.4

AMENDED AND RESTATED TRUST AGREEMENT

among

HYUNDAI ABS FUNDING, LLC,
as Depositor

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Owner Trustee

and

HYUNDAI CAPITAL AMERICA,

as Administrator

Dated as of March 16, 2022

(2022-A Amended and Restated Trust Agreement)

Page

ARTICLE 1.	DEFINITIONS	1

Section 1.01	Definitions	1
Section 1.02	Other Definitional Provisions	1

ARTICLE 2.	ORGANIZATION	2

ARTICLE 3.	TRUST CERTIFICATES AND TRANSFER OF INTERESTS	6

ARTICLE 4.	ACTIONS BY OWNER TRUSTEE	18

i	(2022-A Amended and Restated Trust Agreement)

(continued)

Page

ARTICLE 5.	APPLICATION OF TRUST FUNDS; CERTAIN DUTIES	20

ARTICLE 6.	AUTHORITY AND DUTIES OF OWNER TRUSTEE	23

ARTICLE 7.	CONCERNING THE OWNER TRUSTEE	26

ARTICLE 8.	COMPENSATION OF OWNER TRUSTEE	30

Section 8.01	Owner Trustee’s Fees and Expenses	30
Section 8.02	Indemnification	30
Section 8.03	Payments to the Owner Trustee	30

ARTICLE 9.	TERMINATION OF TRUST AGREEMENT	30

Section 9.01	Termination of Trust Agreement	30

ARTICLE 10.	SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES	32

Section 10.01	Eligibility Requirements for Owner Trustee	32
Section 10.02	Resignation or Removal of Owner Trustee	32
Section 10.03	Successor Owner Trustee	32
Section 10.04	Merger or Consolidation of Owner Trustee	33
Section 10.05	Appointment of Co-Trustee or Separate Trustee	33

ii	(2022-A Amended and Restated Trust Agreement)

(continued)

Page

ARTICLE 11.	MISCELLANEOUS	34

ARTICLE 12.	COMPLIANCE WITH REGULATION AB	40

Section 12.01	Intent of the Parties; Reasonableness	40
Section 12.02	Additional Representations and Warranties of the Owner Trustee	40
Section 12.03	Information to Be Provided by the Owner Trustee	41
Section 12.04	Indemnification; Remedies	42

EXHIBITS

iii	(2022-A Amended and Restated Trust Agreement)

This AMENDED AND RESTATED TRUST AGREEMENT, dated as of March 16, 2022 (this “Agreement”) is among HYUNDAI ABS FUNDING, LLC, a Delaware limited liability company, as depositor (the “Depositor”), U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, acting hereunder not in its individual capacity but solely as owner trustee (the “Owner Trustee”), and HYUNDAI CAPITAL AMERICA, a California corporation, as administrator (the “Administrator”).

WHEREAS, on November 2, 2021, the Depositor, the Owner Trustee and the Administrator entered into a Trust Agreement (the “Original Trust Agreement”); and

WHEREAS, the parties hereto wish to amend and restate the Original Trust Agreement in its entirety;

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto amend and restate the Original Trust Agreement in its entirety and agree as follows:

ARTICLE 1.
DEFINITIONS

Section 1.01       Definitions. Except as otherwise defined herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement, which contains rules as to usage that are applicable herein.

Section 1.02        Other Definitional Provisions.

(a)         All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)        As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c)         The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; “or” shall include “and/or”; and the term “including” shall mean “including without limitation”.

(2022-A Amended and Restated Trust Agreement)

(d)               The definitions contained in this Agreement are applicable to the singular and the plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

(e)               Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE 2.
ORGANIZATION

Section 2.01        Name. The Trust created hereby shall be known as “Hyundai Auto Receivables Trust 2022-A,” in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02        Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

Section 2.03       Purposes and Powers. The purpose of the Trust is to engage in the following activities and the Trust shall have the power and authority:

(a)         to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to sell, transfer and exchange the Notes and the Trust Certificates and to pay interest on and principal of the Notes and distributions on the Trust Certificates, all in accordance with the Basic Documents;

(b)        to purchase the Receivables, to establish or cause to be established the Reserve Account, which the Depositor will initially fund on the Closing Date, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance of such proceeds to the Depositor pursuant to the Sale and Servicing Agreement;

(c)         to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement and the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

(d)        to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(e)         to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

2	(2022-A Amended and Restated Trust Agreement)

(f)         to enter into derivative transactions upon the satisfaction of the Rating Agency Condition (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) with respect to such derivative transactions, at any time or from time to time after the issuance of the Notes. The notional amount of those derivatives may (but need not) exceed the amount of the Notes and need not relate to or counteract risks associated with the Notes or the Receivables; provided, however, that any payments to the applicable counterparties to the derivative transactions on any Payment Date are to be made only after all required payments to the Noteholders and deposits to the Reserve Account on such Payment Date; and

(g)        subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

Section 2.04        Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05       Initial Capital Contribution of Trust Estate. Pursuant to the Original Trust Agreement, the Depositor sold, assigned, transferred, conveyed and set over to the Owner Trustee, as of the date thereof, the sum of $1.00. The Owner Trustee acknowledges receipt in trust from the Depositor, on the date of the Original Trust Agreement, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

Section 2.06        Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, for U.S. federal income and state and local income and franchise tax purposes, until the Trust Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), the Trust will be disregarded as an entity separate from the Depositor (or another Person that beneficially owns all of the Trust Certificates) and the Notes will be characterized as debt. At such time that the Trust Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), it is the intention of the parties hereto that, for U.S. federal income and state and local income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership, being the Certificateholders, and the Notes being debt of the partnership. The Depositor and the Certificateholders by acceptance of a Trust Certificate agree to such treatment and agree to take no action inconsistent with such treatment. The parties agree that, unless otherwise required by appropriate tax authorities, until the Trust Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), the Trust will not file or cause to be filed annual or other necessary tax returns, reports and other forms inconsistent with the characterization of the Trust as a disregarded entity of its owner. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Trust.

3	(2022-A Amended and Restated Trust Agreement)

Section 2.07        Title to Trust Property. Subject to the Indenture, legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee or a separate trustee, as the case may be; provided that prior to taking title to any part of the Trust Estate, the Owner Trustee will notify the Servicer and the Indenture Trustee.

Section 2.08        Situs of Trust. The Trust will be located in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware, the State of Illinois or the State of New York. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, Illinois or New York, and payments will be made by the Trust only from Delaware, Illinois or New York. The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.

Section 2.09        Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

(a)         The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)        The Depositor is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would reasonably be expected to materially and adversely affect the Depositor’s ability to own or lease its property or conduct its business.

(c)         The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary limited liability company action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary limited liability company action.

(d)        The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by general equitable principles.

4	(2022-A Amended and Restated Trust Agreement)

(e)         The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles and bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f)         There are no proceedings or investigations pending or, to the knowledge of the Depositor, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

(g)        The Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, other than (i) UCC filings and (ii) consents, licenses, approvals, registrations, authorizations or declarations which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or would not materially and adversely affect the ability of the Depositor to perform its obligations under the Basic Documents.

(h)        The representations and warranties of the Depositor in Section 3.02 of the Sale and Servicing Agreement are true and correct.

Section 2.10        Federal Income Tax Allocations. If the Trust Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), for U.S. federal income tax purposes each item of income, gain, loss, credit and deduction for a month shall be allocated to the Certificateholders as of the first Record Date following the end of such month in proportion to their Certificate Percentage Interests on such Record Date. The Trust (or the Administrator in accordance with the Administration Agreement and Section 5.04) is authorized to (i) modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders or otherwise comply with the requirements of the Code and (ii) determine whether or not to make any available elections such as an election under Section 1278 or 754 of the Code.

5	(2022-A Amended and Restated Trust Agreement)

ARTICLE 3.

TRUST CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01       Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.

Section 3.02        The Trust Certificates. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement and shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

If a transfer of the Trust Certificates is permitted pursuant to Section 3.11, a transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee’s acceptance of a Trust Certificate duly registered in such transferee’s name pursuant to Section 3.04.

Section 3.03        Execution, Authentication and Delivery of Trust Certificates. On the Closing Date, the Owner Trustee shall cause the Trust Certificates in an aggregate Certificate Percentage Interest equal to 100% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by the Owner Trustee on behalf of the Trust, without further action by the Depositor, in authorized denominations. No Trust Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or Citibank, N.A., as the Owner Trustee’s Authenticating Agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

Section 3.04        Registration of Transfer and Exchange of Trust Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. Citibank, N.A. shall be the initial Certificate Registrar.

Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or shall cause its Authenticating Agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any Authenticating Agent. At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

6	(2022-A Amended and Restated Trust Agreement)

Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the related Certificateholder or such Certificateholder’s attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of 10 days preceding the due date for any payment with respect to the Trust Certificates.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the transfer of the Trust Certificates.

Section 3.05       Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Owner Trustee’s Authenticating Agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

Section 3.06        Persons Deemed Owners. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

7	(2022-A Amended and Restated Trust Agreement)

Section 3.07       Access to List of Certificateholders’ Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer, the Paying Agent and the Depositor, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Owner Trustee, the Servicer, the Paying Agent or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. The Certificate Registrar shall also promptly furnish to the Owner Trustee and the Paying Agent a copy of such list at any time there is a change therein. If (a) three or more Certificateholders or (b) one or more Holders of Trust Certificates evidencing not less than 50% of the Certificate Percentage Interests apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived. The Certificate Registrar shall upon the request of the Owner Trustee provide such list, or access to such list, of Certificateholders as contemplated by this Section.

Section 3.08       Maintenance of Office or Agency. The Trust shall designate in the State of New Jersey an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange. The Trust initially designates Citibank, N.A. as its office for such purposes. The Trust shall designate in the State of Delaware an office or offices or agency or agencies where notices and demands to or upon the Trust and Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Trust initially designates U.S. Bank Trust National Association as its office for such purposes. The Trust shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.09       Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect; provided, however, the Owner Trustee shall have no duty to monitor or oversee the compliance by the Paying Agent of its obligations under this Agreement or any other Basic Document. The Paying Agent initially shall be Citibank, N.A., and any co-paying agent chosen by the Trust. Citibank, N.A. shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Owner Trustee. In the event that Citibank, N.A. shall no longer be the Paying Agent, the Depositor, with the consent of the Owner Trustee, shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Trust shall cause such successor Paying Agent or any additional Paying Agent appointed hereunder to execute and deliver to the Trust an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trust that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

8	(2022-A Amended and Restated Trust Agreement)

Section 3.10        Form of Trust Certificates. The Trust Certificates, upon original issuance, will be issued in the form of a typewritten Trust Certificate or Trust Certificates representing definitive, fully registered Trust Certificates (the “Definitive Trust Certificates”) and shall be registered in the name of the Depositor or upon order of the Depositor as the initial registered owner thereof. The Owner Trustee shall execute and authenticate, or cause to be authenticated, the Definitive Trust Certificates in accordance with the instructions of the Depositor. The Depositor hereby orders the Owner Trustee to execute and authenticate, or cause to be authenticated, the Definitive Trust Certificates. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of the Trust Certificates, the Owner Trustee and each Paying Agent shall recognize the Holders of the Trust Certificates as Certificateholders. The Trust Certificates shall be printed, lithographed or engraved, or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

Section 3.11        Transfer Restrictions.

(a)         No Trust Certificate may be sold, resold, assigned or transferred (including by pledge or hypothecation) unless such sale, resale, assignment or transfer is (i) to a transferee that is the Depositor or a U.S. Affiliate of the Depositor, (ii) pursuant to an effective registration statement under the Securities Act and any applicable state securities or “Blue Sky” laws, (iii) pursuant to Rule 144A promulgated under the Securities Act (“Rule 144A”) or (iv) pursuant to another exemption from the registration requirements of the Securities Act and subject to the receipt by the Owner Trustee and the Depositor of (A) a certification by the prospective transferee of the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) if requested by the Owner Trustee, an opinion of counsel (which will not be at the expense of the Owner Trustee), satisfactory to the Depositor and the Owner Trustee, to the effect that the transfer is in compliance with the Securities Act, and, in each case, in compliance with any applicable securities or “Blue Sky” laws of any state of the United States; provided, that such certification by the prospective transferee and opinion of counsel will not be required in the event of a transfer of 100% of the Trust Certificate to a U.S. Affiliate of the Depositor. In addition, each transferee shall provide to the Owner Trustee its tax identification number, address, nominee name (if applicable) and wire transfer instructions. Prior to any resale, assignment or transfer of the Trust Certificates described in clause (iii) above, each prospective purchaser of the Trust Certificates shall have acknowledged, represented and agreed as follows:

(1)               It is a “qualified institutional buyer” as defined in Rule 144A (“QIB”) and is acquiring the Trust Certificates for its own institutional account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs).

9	(2022-A Amended and Restated Trust Agreement)

(2)               It acknowledges that the Trust Certificates have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction.

(3)               It is familiar with Rule 144A and is aware that the sale is being made in reliance on Rule 144A and it is not acquiring the Trust Certificates with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the Securities Act or a violation of the Securities Act, and that, if in the future it decides to resell, assign, pledge or otherwise transfer any Trust Certificates, such Trust Certificates may be resold, assigned, pledged or transferred only (i) to the Depositor or any Affiliate thereof, (ii) so long as such Trust Certificate is eligible for resale pursuant to Rule 144A, to a person whom it reasonably believes after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge, assignment or transfer is being made in reliance on Rule 144A, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) the Owner Trustee shall require a written opinion of counsel (which will not be at the expense of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities or “Blue Sky” laws of any state of the United States.

(4)               It is aware that it (or any account for which it is purchasing) may be required to bear the economic risk of an investment in the Trust Certificates for an indefinite period, and it (or such account) is able to bear such risk for an indefinite period.

(5)               It understands that the Trust Certificates will bear legends substantially as set forth in Section 3.12.

(6)               If it is acquiring any Trust Certificates for the account of one or more qualified institutional buyers, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account.

(7)               It has neither acquired nor will it transfer any Trust Certificate it purchases (or any interest therein) or cause any such Trust Certificate (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

10	(2022-A Amended and Restated Trust Agreement)

(8)               Unless the Owner Trustee has received an opinion from a nationally recognized tax counsel in form and substance acceptable to the Depositor (which, for the avoidance of doubt, may rely on reasonable representations of the applicable transferee) to the effect that the proposed transfer to such transferee without the representation pursuant to this paragraph (8) will not cause the Trust to be treated as a publicly traded partnership within the meaning of Section 7704 of the Code, it (and any Person for which it holds Trust Certificates as agent or nominee, collectively for purposes of this paragraph (8), a “transferee”) either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes (or a disregarded entity of any of the foregoing) or (B) is such an entity, but (x) none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, 50% or more of the value of such interests in the transferee to be attributable to such transferee’s ownership of Restricted Notes (if any) and the Trust Certificates and (y) it is not and will not be a principal purpose of the arrangement involving such entity’s beneficial interest in any Restricted Notes or Trust Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

(9)               It understands that if it is acquiring any Trust Certificate for the account of one or more Persons as agent or nominee, (A) it shall provide to the Owner Trustee and the Depositor information as to the number of such Persons and any changes in the number of such Persons and (B) any such change in the number of Persons for whose account a Trust Certificate is held shall require the written consent of the Owner Trustee, which consent shall be granted unless the Owner Trustee determines that such proposed change in number of Persons would create a risk that the Trust would be classified for U.S. federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation.

(10)             It understands that no subsequent transfer of the Trust Certificates (or any interest therein) is permitted unless (A) such transfer is of a Trust Certificate with a Certificate Percentage Interest of more than 2% (or of an interest in a Trust Certificate representing a Certificate Percentage Interest of more than 2%), (B) the proposed transferee provides to the Owner Trustee, Certificate Registrar and the Depositor a letter substantially in the form of Exhibit C or Exhibit D hereto, as applicable (unless the Depositor shall have received an opinion of nationally recognized tax counsel to the effect that such transfer without such an accompanying representation letter will not cause the Trust to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and the Depositor shall consent in writing that no such written representation letter is required), or such other written statement as the Owner Trustee shall prescribe and (C) the Trust consents in writing to the proposed transfer, which consent shall be granted unless the Administrator determines that such transfer would either create a risk that the Trust would be classified for U.S. federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation (e.g., the transfer could cause the aggregate number of beneficial owners of Trust Certificates, Restricted Notes (or interests therein) and any instrument with respect to which there has not been rendered an opinion that it will be treated as debt for U.S. federal income tax purposes, issued by an entity 50% or more of the value of which is or will be attributable to direct or indirect interests in the Trust, in the aggregate to exceed 95).

11	(2022-A Amended and Restated Trust Agreement)

(11)              (A) It shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code and (B) if it is not the beneficial owner of a Trust Certificate, such beneficial owner shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code and, to the extent the Trust determines such appointment necessary for it to make an election under Section 6226(a) of the Code (or any corresponding provision of state law), hereby appoints the transferee as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Code (and any corresponding provision of state law).

(12)              It understands that no transfer of a Trust Certificate (or interest therein) shall be permitted (nor shall a Trust Certificate be so held) if (i) it causes the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation section 1.385-3(g)(12)) which is a Domestic Corporation and (ii) either (x) a member of such Section 385 Expanded Group owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in the Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). It understands that no transfer of a Trust Certificate (or interest therein) shall be permitted (nor shall a Trust Certificate be so held) if (i) it results in the Issuer becoming a disregarded as an entity separate for U.S. federal income tax purposes from a Domestic Corporation and (ii) either (x) a member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). For purposes of determining the Issuer’s ownership interests in clause (i) of the first sentence of this paragraph, any Restricted Notes shall be taken into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer as a Section 385 Controlled Partnership or a disregarded entity for purposes of applying this paragraph’s restriction (it being understood that if the Restricted Notes are taken into account as ownership interests for this purpose then the Restricted Notes are not also considered Notes for the Note ownership restriction of this paragraph).

12	(2022-A Amended and Restated Trust Agreement)

(13)             It understands that the Opinion of Counsel to the Trust that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (7), (8), (9), (10), (11) and (12) above. It understands that if it is acquiring the Certificates as agent or nominee for any other Person, such Person confirms the representations in paragraphs (7), (8), (9), (10), (11) and (12) above as such representations apply to such Person(s).

(14)              It (and any Person for which it holds Trust Certificates as agent or nominee) shall deliver to the Owner Trustee and the Depositor a valid, properly completed and duly executed IRS Form W-9 (or applicable successor form) certifying that it is a United States person and not subject to backup withholding, a valid, properly completed and duly executed IRS Form W-8IMY (with IRS Forms W-9 attached for each partner) which states that it is “a look-through foreign partnership for purposes of Section 1446 of the Code” and it receives the consent of the Depositor, or other information or documentation requested by the Owner Trustee or the Depositor to determine, in its sole discretion, that payments on such Trust Certificates will not be subject to withholding under U.S. tax law and it receives the consent of the Depositor. If, at any time, a beneficial owner of any Trust Certificates ceases to be in compliance with this provision (14), the Depositor or Trust may in its sole and absolute discretion (x) withhold on distributions in respect of such Trust Certificates, and/or require such beneficial owner to forfeit distributions in respect of such Trust Certificates, provided that such remedies may only be exercised in respect of the periods of non-compliance, and/or (y) upon written notice to the beneficial owner by the Depositor or Trust, require the beneficial owner promptly to dispose of such Trust Certificates to a United States person within the meaning of Section 7701(a)(30) of the Code (or if such disposition or other cure of non-compliance does not occur within 10 Business Days after receiving such notice to dispose of the Trust Certificates, to the Depositor or a person designated by the Depositor for an amount determined in good faith, but at the sole discretion of the Depositor).

(15)             It (and any Person for which it holds Trust Certificates as agent or nominee) acknowledges that complying with Section 1446(f) of the Code is not the responsibility of the Trust, and that a transferor and transferee of a Trust Certificate may be subject to withholding or a withholding obligation, as the case may be, in the event that the Trust is treated as a partnership for U.S. federal income tax purposes and there is a failure to comply with Section 1446(f) of the Code.

(16)             It (and any Person for which it holds Trust Certificates as agent or nominee) acknowledges that the Owner Trustee, the Depositor, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

Any transfer in violation of the foregoing will be of no force and effect, will be void ab initio, and will not operate to transfer any rights to the transferee.

13	(2022-A Amended and Restated Trust Agreement)

Each transferee of the Trust Certificates, other than a transfer of 100% of the Trust Certificates to a U.S. Affiliate of the Depositor, shall be required to execute or to have executed a representation letter substantially in the form of Exhibit C or Exhibit D, as applicable (unless the Depositor shall have received an opinion of nationally recognized tax counsel to the effect that such transfer without such an accompanying representation letter will not cause the Trust to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and the Depositor shall consent in writing that no such written representation letter is required), or may deliver such other representations (or an opinion of counsel) as may be approved by the Owner Trustee and the Depositor, to the effect that such transfer may be made pursuant to an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

Prior to any sale, resale, assignment or transfer of the Trust Certificates (other than as described in clause (iii) of Section 3.11 which is addressed above), each prospective purchaser and any subsequent transferee of the Trust Certificates (or any interest therein) shall be deemed to have acknowledged, represented and agreed as to the matters contained in clauses (7), (8), (9), (10), (11), (12), (13), (14) and (15) above.

In addition, such prospective purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Owner Trustee or the Depositor, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Trust Certificates. Neither the Depositor, the Trust nor the Owner Trustee shall be obligated to register or monitor compliance with the Trust Certificates under the Securities Act or any state securities or “Blue Sky” laws.

In determining compliance with the transfer restrictions contained in this Section, the Owner Trustee may rely upon a written opinion of counsel (which may include in-house counsel of the transferor), the cost of obtaining which shall be an expense of the Holder of the Certificate to be transferred.

(b)               By acquiring a Trust Certificate (or interest therein), each purchaser and transferee (and if the purchaser or transferee is a Plan, its fiduciary) shall be deemed to represent and warrant that such purchaser or transferee is not acquiring such Trust Certificate (or interest therein) with the assets of a Benefit Plan Investor or a Plan that is subject to Similar Law.

(c)               In the case of the first transfer of a Certificate that will result in the Trust being deemed to have more than one beneficial owner for U.S. federal income tax purposes, the Depositor shall be entitled to request an Initial Certificate Transfer Opinion.

(d)               All documentation with respect to a transfer of Certificates must be in the form of original documents with manually executed signatures as described in Section 11.06.

Section 3.12        Legending of Trust Certificates. Each Trust Certificate shall bear a legend in substantially the following form, unless the Depositor determines otherwise in accordance with applicable law:

14	(2022-A Amended and Restated Trust Agreement)

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY (A) SO LONG AS THE TRUST CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO THE PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, ASSIGNMENT, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR “BLUE SKY” LAWS. IN SUCH CASE THE OWNER TRUSTEE SHALL REQUIRE (I) THAT THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND (II) IF REQUESTED BY THE OWNER TRUSTEE, A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE OR THE DEPOSITOR) SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE TRUST CERTIFICATE FOR ALL PURPOSES.

By acquiring this Trust Certificate (or interest herein), each purchaser and transferee (and if the purchaser or transferee is a Plan (as defined below), its fiduciary) shall be deemed to represent and warrant that SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING SUCH TRUST CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

15	(2022-A Amended and Restated Trust Agreement)

EACH TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR BENEFICIAL INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE TRUST AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST. TRANSFERS OF THIS CERTIFICATE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TRUST AGREEMENT.

Section 3.13        Authenticating Agent.

(a)         The Owner Trustee may appoint one or more Authenticating Agents (each, an “Authenticating Agent”) with respect to the Certificates which shall be authorized to act on behalf of the Owner Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. The Owner Trustee hereby appoints Citibank, N.A. as Authenticating Agent for the authentication of Certificates upon any registration of transfer or exchange of such Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Owner Trustee or the Owner Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Owner Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Owner Trustee by an Authenticating Agent. Each Authenticating Agent (other than Citibank, N.A.) shall be subject to acceptance by the Depositor.

(b)        Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Owner Trustee or such Authenticating Agent.

(c)         An Authenticating Agent may at any time resign by giving written notice of resignation to the Owner Trustee and the Depositor. The Owner Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Owner Trustee or the Depositor, the Owner Trustee promptly may appoint a successor Authenticating Agent with the consent of the Depositor. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.

(d)        The Depositor shall pay the Authenticating Agent from time to time reasonable compensation for its services under this Section 3.13.

(e)         Pursuant to an appointment made under this Section 3.13, the Certificates may have endorsed thereon, in lieu of the Owner Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

16	(2022-A Amended and Restated Trust Agreement)

This is one of the Certificates referred to in the within mentioned Agreement.

as Owner Trustee

By:
Authorized Officer

or

as Authenticating Agent for the Owner Trustee,

By:
Authorized Officer

Section 3.14        Actions of Certificateholders.

(a)         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee and, when required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, the Depositor and the Servicer, if made in the manner provided in this Section 3.14.

(b)         The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, the Depositor or the Servicer in reliance thereon, regardless of whether notation of such action is made upon such Certificate.

(c)          The Owner Trustee may require such additional proof of any matter referred to in this Section 3.14 as it shall deem necessary.

17	(2022-A Amended and Restated Trust Agreement)

ARTICLE 4.

ACTIONS BY OWNER TRUSTEE

Section 4.01        Prior Notice with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Servicer of record as of the preceding Record Date in writing of the proposed action and such Servicer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Servicer has withheld consent or provided alternative direction:

(a)         the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

(b)         the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Act);

(c)         the amendment of the Indenture by a supplemental indenture or any other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

(d)         the amendment of the Indenture by a supplemental indenture or any other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is not required and such amendment would materially adversely affect the interests of the Certificateholders;

(e)         the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders;

(f)          the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

(g)         the consent to the calling or waiver of any default of any Basic Document;

(h)         the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document, unless permitted in the Basic Documents;

(i)          except as provided in Article 9 hereof, dissolve, terminate or liquidate the Trust in whole or in part;

(j)          merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust’s assets to any other entity;

18	(2022-A Amended and Restated Trust Agreement)

(k)         cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement or the Basic Documents;

(l)          do any act that conflicts with any other Basic Document;

(m)        do any act that would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

(n)         confess a judgment against the Trust;

(o)         possess Trust assets, or assign the Trust’s right to property, for other than a Trust purpose;

(p)         cause the Trust to lend any funds to any entity, unless permitted in the Basic Documents; or

(q)         change the Trust’s purpose and powers from those set forth in this Agreement.

In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor and the Servicer.

The Owner Trustee shall not have the power, except upon the direction of the Servicer and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust’s creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a “Bankruptcy Action”). So long as the Indenture remains in effect, to the extent permitted by applicable law, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

Section 4.02        Action by Servicer with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of the Servicer to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) amend the Sale and Servicing Agreement pursuant to Section 10.01(b) of such document or (d) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and Servicer.

19	(2022-A Amended and Restated Trust Agreement)

Section 4.03        Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certification certifying that such Certificateholder reasonably believes that the Trust is insolvent.

Section 4.04        Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03; nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.05        Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the Certificate Percentage Interests. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the Certificate Percentage Interests at the time of the delivery of such notice.

ARTICLE 5.
APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01        Establishment of Certificate Distribution Account. The Paying Agent shall establish and maintain in the name of the Trust an Eligible Account (the “Certificate Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The title of the Certificate Distribution Account shall be “Hyundai Auto Receivables Trust 2022-A:  Certificate Distribution Account for the benefit of the Certificateholders”.

The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Paying Agent shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, subject to satisfaction of the Rating Agency Condition (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes)) establish a new Certificate Distribution Account, as applicable, as an Eligible Account and shall transfer any cash or any investments to such new Certificate Distribution Account.

Section 5.02        Application of Trust Funds.

(a)         On each Payment Date, the Paying Agent shall distribute to Certificateholders all amounts deposited in the Certificate Distribution Account pursuant to Section 5.05 of the Sale and Servicing Agreement with respect to such Payment Date based upon each Certificateholder’s Certificate Percentage Interest.

20	(2022-A Amended and Restated Trust Agreement)

(b)         On each Payment Date, the Paying Agent shall send to each Certificateholder the statement or statements provided by the Servicer pursuant to Section 5.07 of the Sale and Servicing Agreement with respect to such Payment Date.

(c)         If any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.2; provided that the Owner Trustee or the Paying Agent shall not have an obligation to withhold any such amount if and for so long as the Depositor or a U.S. Affiliate of the Depositor is the sole Certificateholder. The Owner Trustee or the Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee or the Paying Agent from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee or the Paying Agent may in its sole discretion withhold such amounts in accordance with this Section 5.2(c).

Section 5.03        Method of Payment. Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar and the Paying Agent appropriate written instructions at least five Business Days prior to such Payment Date.

Section 5.04        Accounting and Reports to Certificateholders, the Internal Revenue Service and Others. At such time as there is more than one Certificateholder (for U.S. federal income tax purposes), the Administrator (or agent on its behalf) shall:

(a)         unless otherwise required under the Code, maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting,

(b)         deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its U.S. federal and state income tax returns,

(c)         file (or cause to be filed) such tax returns relating to the Trust (including IRS Form 1065), and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust’s characterization as a partnership for U.S. federal income tax purposes, and

(d)         cause such tax returns to be signed in the manner required by law. The parties to this Agreement agree and acknowledge that the Administrator shall perform the duties and obligations under this Section 5.04 in accordance with the Administration Agreement.

21	(2022-A Amended and Restated Trust Agreement)

Section 5.05        Signature on Returns; Partnership Representative.

(a)         The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust provided to it in execution form, if any, unless applicable law requires a Certificateholder or another Person to sign such documents.

(b)         If at any time the Trust is not treated as an entity disregarded as separate from the Certificateholder for U.S. federal income tax purposes, the Depositor (or a U.S. Affiliate of the Depositor if the Depositor is ineligible) is hereby designated as the partnership representative under Section 6223(a) of the Code (and any corresponding provision of state law, and as the tax matters partner for any applicable state or local tax purposes) to the extent allowed under the law, and the Trust shall take any action necessary to effect such designation (including working with the Depositor to designate any designated individual required under the law). The Trust shall (or the Depositor shall cause the Trust to, or the Depositor shall instruct the Administrator on behalf of the Trust to), to the extent eligible, make the election under Section 6221(b) of the Code (and any corresponding provision of state law) with respect to determinations of adjustments at the partnership level and take any other action such as disclosures and notifications necessary to effectuate such election. If the election described in the preceding sentence is not available, to the extent applicable, the Trust shall (or the Depositor shall cause the Trust to, or the Depositor shall instruct the Administrator on behalf of the Trust to) make the election under Section 6226(a) of the Code (and any corresponding provision of state law) with respect to the alternative to payment of imputed underpayment by partnership and take any other action such as filings, disclosures and notifications necessary to effectuate such election. Notwithstanding the foregoing, each of the Trust, Depositor and Administrator is authorized, in its sole discretion, to make any available election related to Sections 6221 through 6241 of the Code (or any corresponding provision of state law) and take any action it deems necessary or appropriate to comply with the requirements of Sections 6221 through 6241 of the Code and conduct the Trust's affairs under Sections 6221 through 6241 of the Code (and any corresponding provision of state law). Each Certificateholder and, if different, each beneficial owner of a Trust Certificate shall promptly provide the Trust, Depositor and Administrator any requested information, documentation or material to enable the Trust to make any of the elections described in this clause (b) and otherwise comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law). Each Certificate Owner and, if different, each beneficial owner of a Trust Certificate, shall hold the Trust and its affiliates harmless for any expenses or losses (i) resulting from a beneficial owner of a Trust Certificate not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Code (or any corresponding provision of state law) or (ii) it may suffer that are attributable to the management or defense of an audit under Sections 6221 through 6241 of the Code (or any corresponding provision of state law) or otherwise due to actions the Trust and its affiliates take with respect to and to comply with the rules under Sections 6221 through 6241 of the Code (or any corresponding provision of state law).

Section 5.06        Duties of Depositor on Behalf of Trust. Except to the extent such responsibilities are assumed by the Administrator in the Administration Agreement or the Servicer in the Sale and Servicing Agreement, the Depositor shall, on behalf of the Trust, prepare and, after execution by the Trust, file with the Commission and all applicable state agencies all documents required to be filed on a periodic basis with the Commission and all applicable state agencies (including any summaries thereof required by rules and regulations prescribed thereby), and transmit such summaries to the Noteholders pursuant to Section 7.03 of the Indenture.

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ARTICLE 6.
AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01        General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

Section 6.02        General Duties. It shall be the duty of the Owner Trustee:

(a)         to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement; provided, however, that notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement and shall have no duty to monitor the performance of the Administrator or any other Person under the Administration Agreement or any other document. The Owner Trustee shall not be required to perform any of the obligations of the Issuer under any Basic Document that are required to be performed by Hyundai Capital America, the Servicer, the Administrator or the Indenture Trustee;

(b)         to cooperate with the Administrator in carrying out the Administrator’s obligation to qualify and preserve the Trust’s qualification to do business in each jurisdiction, if any, in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Receivables and any other instrument and agreement included in the Trust Estate; provided that the Owner Trustee may rely on advice of counsel with respect to such obligation; and

(c)         to provide the Depositor and the Servicer (each, a “Hyundai Party” and, collectively, the “Hyundai Parties”) with (i) notification, as soon as practicable and in any event within five Business Days, of all demands communicated to a Responsible Officer of the Owner Trustee for the repurchase or replacement of any Receivable pursuant to Section 3.03 of the Sale and Servicing Agreement or Section 7.02 of the Receivables Purchase Agreement, as applicable, including any Repurchase Request and (ii) promptly upon written request by a Hyundai Party, any other information reasonably requested by a Hyundai Party in the Owner Trustee’s possession and that can be provided to the Hyundai Parties without unreasonable effort or expense to facilitate compliance by the Hyundai Parties with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB. In no event shall the Owner Trustee have any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB or with any Hyundai Parties’ compliance with the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities in respect of the Basic Documents or the transactions contemplated thereby. For purposes of this section, a “demand” is limited to a written or oral demand for enforcement of a repurchase remedy received by a Responsible Officer of the Owner Trustee from a person or entity entitled to request enforcement of a repurchase remedy under the terms of the Basic Documents. A demand does not include general inquiries, including investor inquiries, regarding asset performance or possible breaches of representations or warranties.

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Section 6.03        Action upon Instruction.

(a)         Subject to Article 4 and in accordance with the terms of the Basic Documents, the Servicer may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Servicer pursuant to Article 4.

(b)         The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

(c)         Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Servicer of record as of the preceding Record Date requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of such Servicer received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

(d)         In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Servicer requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

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Section 6.04        No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03, and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing or tax filing for the Trust or to record this Agreement or any Basic Document. To the extent that, at law or in equity, the Owner Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Issuer or the Certificateholders, it is hereby understood and agreed by the other parties hereto that all such duties and liabilities are replaced by the duties and liabilities of the Owner Trustee expressly set forth in this Agreement and the Statutory Trust Act. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

Section 6.05        No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents or (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

Section 6.06        Restrictions. The Owner Trustee shall not take any action that, to its actual knowledge, (a) is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) would result in the Trust becoming taxable as a corporation (or publicly traded partnership) for U.S. federal income tax purposes or for state or local income or franchise tax purposes. The Certificateholders and Servicer shall not direct the Owner Trustee to take any action that would violate the provisions of this Section.

Section 6.07        Regulatory Investigations. It shall be the Administrator’s duty and responsibility, and not the Owner Trustee’s duty and responsibility, to cause the Trust to respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or other proceeding or inquiry relating in any way to the Trust, its assets or the conduct of its business.

25	(2022-A Amended and Restated Trust Agreement)

ARTICLE 7.
CONCERNING THE OWNER TRUSTEE

Section 7.01        Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)         The Owner Trustee shall not be liable for any error of judgment made by a Trust Officer of the Owner Trustee;

(b)         The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Servicer, the Administrator or any Certificateholder;

(c)         No provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)        Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(e)         The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the other Basic Documents;

(f)          The Owner Trustee shall not be responsible for monitoring the performance of, and shall not be liable for the default or misconduct of the Administrator, the Depositor, the Servicer, the Indenture Trustee or any other Person under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under the Basic Documents other than as set forth in this Trust Agreement;

26	(2022-A Amended and Restated Trust Agreement)

(g)         The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Servicer, unless such Servicer has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; and

(h)         The Certificateholders agree that during such time as the Owner Trustee is acting at the direction of the Servicer, any fiduciary duties or liabilities of the Owner Trustee to the Certificateholders in connection therewith shall be deemed not to violate any fiduciary duties owed by the Owner Trustee to the Certificateholders. However, in no event shall the Owner Trustee be deemed to owe any fiduciary duties to the Servicer.

Section 7.02        Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

Section 7.03        Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)         It is a national banking association duly organized and validly existing under the laws of the United States of America. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)         It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)         Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; nor result in the creation or imposition of any Lien upon any of its properties.

(d)         This Agreement constitutes legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

27	(2022-A Amended and Restated Trust Agreement)

(e)         To the knowledge of the Owner Trustee, there are no proceedings or investigations pending or threatened against the Owner Trustee before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Owner Trustee of its obligations under, or the validity or enforceability of, this Agreement.

(f)          It is a national banking association satisfying the provisions of Section 3807(a) of the Statutory Trust Act with a principal place of business in Delaware; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities.

Section 7.04        Reliance; Advice of Counsel.

(a)         The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)         In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted reasonably and in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons.

Section 7.05        Not Acting in Individual Capacity. Except as provided in this Article 7, in accepting the Trust hereby created, U.S. Bank Trust National Association acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

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Section 7.06        Owner Trustee Not Liable for Trust Certificates or for Receivables. The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. Except as set forth in Section 7.03, the Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and authentication of the Owner Trustee on the Trust Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation:  (a) the existence, condition and ownership of any Financed Vehicle; (b) the existence and enforceability of any insurance thereon; (c) the existence and contents of any Receivable on any computer or other record thereof; (d) the validity of the assignment of any Receivable to the Trust or of any intervening assignment; (e) the completeness of any Receivable; (f) the performance or enforcement of any Receivable; and (g) the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee. Further, the Owner Trustee shall have no responsibility for or liability to determine or monitor the APR of any Receivable, or the status or applicability of any benchmark, index or other modifier applicable thereto, determine whether a substitute benchmark or index should or could be selected, determine the selection of any such substitute benchmark or index, or exercise any right related to the forgoing on behalf of the Trust or any other Person.

Section 7.07        Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

Section 7.08        Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither U.S. Bank Trust National Association nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (a) require the consent or approval or authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action required by, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (b) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by U.S. Bank Trust National Association or the Owner Trustee; or (c) subject U.S. Bank Trust National Association or the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by U.S. Bank Trust National Association or the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Administrator under Section 8.01 of this Agreement) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (a), (b) and (c) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Trust will appoint an additional trustee pursuant to Section 10.05 hereof to proceed with such action.

Section 7.09        Paying Agent; Authenticating Agent. The rights and protections afforded to the Owner Trustee pursuant to this Agreement, including without limitation Articles 7 and 8 hereof, shall also be afforded to the Paying Agent, Authenticating Agent and Certificate Registrar.

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ARTICLE 8.
COMPENSATION OF OWNER TRUSTEE

Section 8.01        Owner Trustee’s Fees and Expenses. The Issuer shall cause the Servicer to pay to the Owner Trustee as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the Owner Trustee, and the Issuer shall cause the Servicer to reimburse the Owner Trustee for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents.

Section 8.02        Indemnification. The Administrator shall be liable as primary obligor for, and shall indemnify the Owner Trustee (including in its individual capacity) and its officers, directors, employees, successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes (excluding any net income, profits, franchise or similar taxes on income earned by the Owner Trustee), claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses and including, without limitation, any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim or suit brought) by the Owner Trustee of any indemnification or other obligation of the Administrator) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of an Indemnified Party hereunder, except only that the Administrator shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party’s choice of legal counsel shall be subject to the approval of the Administrator, which approval shall not be unreasonably withheld.

Section 8.03        Payments to the Owner Trustee. Any amounts paid pursuant to this Article 8 may be paid as set forth in Section 4.16 and Section 5.05(b) of the Sale and Servicing Agreement and shall be deemed not to be a part of the Trust Estate immediately after such payment.

ARTICLE 9.
TERMINATION OF TRUST AGREEMENT

Section 9.01        Termination of Trust Agreement.

(a)         This Agreement (other than Section 5.05 and Article 8) and the Trust shall terminate and be of no further force or effect upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article 5. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

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(b)         Except as provided in Section 9.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

(c)         Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.01 of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to the Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to the Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02.

In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor, subject to applicable escheat laws.

(d)         Upon the winding up of the Trust and the written instructions of the Depositor, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act. Thereupon the Trust and this Agreement (other than Article 8) shall terminate.

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ARTICLE 10.

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01    Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a trust company, corporation or national banking association satisfying the provisions of Section 3807(a) of the Statutory Trust Act; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02    Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Indenture Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

Section 10.03    Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.01 or 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

32	(2022-A Amended and Restated Trust Agreement)

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Servicer, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

Any successor Owner Trustee appointed pursuant to this Section 10.03 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

Section 10.04     Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 10.01; and provided further, that the Owner Trustee shall mail notice of such merger or consolidation to the Administrator and the Administrator shall make such notice available to each Rating Agency; and provided further, that such successor Owner Trustee shall file an amendment to the Certificate of Trust as described in Section 10.03.

Section 10.05      Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

33	(2022-A Amended and Restated Trust Agreement)

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)           All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)           No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)           The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article 10. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE 11.
MISCELLANEOUS

Section 11.01     Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice made available by the Administrator to each Rating Agency, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders subject to the satisfaction of one of the following conditions:

34	(2022-A Amended and Restated Trust Agreement)

(a)           the Depositor delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders (and, if the Certificates are then held by anyone other than the Depositor or a U.S. Affiliate of the Depositor, the Certificateholders); or

(b)           the Rating Agency Condition is satisfied (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) with respect to such action.

This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice made available by the Administrator to each Rating Agency, with the consent of the Holders of the Controlling Class of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Trust Certificates evidencing not less than a majority of the Certificate Percentage Interests, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) reduce the interest rate or principal amount of any Note or percentage interest of any Certificate or delay the Stated Maturity Date of any Note without the consent of the Holder of such Note or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Percentage Interest required to consent to any such amendment, without the consent of the Holders of all then-outstanding Notes and Trust Certificates.

This Agreement may be amended by the Depositor and the Owner Trustee to modify the provisions of Section 2.03 to change the permitted purposes and powers of the Trust; provided, however, that (i) the Indenture Trustee shall receive an Opinion of Counsel stating that such amendment will not have a material adverse effect on any Noteholder and (ii) such amendment shall not, as evidenced by the satisfaction of the Rating Agency Condition (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) with respect to such amendment, materially and adversely affect in any material respect the interests of any Noteholder.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and the Administrator, and the Administrator shall provide such notice to each Rating Agency.

It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

35	(2022-A Amended and Restated Trust Agreement)

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

In connection with the execution of any amendment to this Agreement or any amendment of any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

Section 11.02     No Legal Title to Trust Estate in Certificateholders. Neither the Depositor nor the Certificateholders shall have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles 5 and 9. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 11.03     Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee, the Servicer and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.04     Notices.

(a)           Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office with a copy to Hyundai Auto Receivables Trust 2022-A, c/o U.S. Bank Trust National Association, 190 S. LaSalle Street, 7th  Floor, Mail Station: MK-IL-SL7, Chicago, IL 60603, Attention: Corporate Trust Services; if to the Depositor, addressed to 3161 Michelson Drive, Suite 1900, Irvine, CA 92612, Attention: President and Secretary; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. A copy of any such notice shall also be mailed to the Servicer, addressed to 3161 Michelson Drive, Suite 1900, Irvine, CA 92612, Attention: Treasurer.

36	(2022-A Amended and Restated Trust Agreement)

(b)           Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

Section 11.05     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.06     Counterparts; Electronic Signatures and Transmission.

(a)           This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by Electronic Transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)           For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. The Indenture Trustee and the Owner Trustee are authorized to accept written instructions, directions, reports, notices or other communications signed manually, by way of facsimiled signatures, or delivered by Electronic Transmission. In the absence of bad faith or negligence on the Indenture Trustee’s part or in the absence of willful misconduct or negligence on the Owner Trustee’s part, each of the Indenture Trustee and the Owner Trustee may conclusively rely on the fact that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission and, in the absence of bad faith or negligence on the Indenture Trustee’s part or in the absence of willful misconduct or negligence on the Owner Trustee’s part, shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee or the Owner Trustee, including, without limitation, the risk of either the Indenture Trustee or Owner Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(c)           The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything to the contrary in this Agreement, documentation with respect to a transfer of securities presented to the Owner Trustee, the Indenture Trustee or any transfer agent must be in the form of original documents with manually executed signatures.

37	(2022-A Amended and Restated Trust Agreement)

(d)           Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission may be required to complete a one-time registration process.

Section 11.07     Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 11.08     Covenants of the Depositor. The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Basic Documents.

Section 11.09     No Petition. To the fullest extent permitted by applicable law, the Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

Section 11.10     No Recourse.

(a)           Each Certificateholder by accepting a Trust Certificate acknowledges that such Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

38	(2022-A Amended and Restated Trust Agreement)

(b)           In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions, each Certificateholder, by accepting a Trust Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor (other than the Trust Estate and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Trust Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Trust Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

Section 11.11     Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.12     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.13     Force Majeure. The Owner Trustee shall not incur any liability for not performing any act if such delay or failure was caused by forces beyond the control of the Owner Trustee, including government action, injunction or other judicial writ, law, ordinance, regulation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, epidemic or pandemic, interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services provided to the Owner Trustee; it being understood that the Owner Trustee shall use reasonable efforts which are consistent with accepted practice in the banking industry to resume performance as soon as practicable under the circumstances.

Section 11.14     Sarbanes-Oxley. Notwithstanding anything to the contrary herein or in any other document, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Trust, the Servicer, the Depositor or any other Person any filings, certificates, affidavits or other instruments required by the Commission or required under the Sarbanes-Oxley Act of 2002. Notwithstanding any Person’s right to instruct the Owner Trustee, neither the Owner Trustee nor any agent, employee, director or officer of the Owner Trustee shall have any obligation to execute any certificates or other documents required by the Commission or required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder, and the refusal to comply with any such instructions shall not constitute a default or breach under this Agreement or any other document in connection herewith.

39	(2022-A Amended and Restated Trust Agreement)

ARTICLE 12.
COMPLIANCE WITH REGULATION AB

Section 12.01     Intent of the Parties; Reasonableness. The Depositor and the Owner Trustee acknowledge and agree that the purpose of this Article 12 is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. The Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. The Owner Trustee shall cooperate in good faith with any reasonable request by the Depositor for information regarding the Owner Trustee that is necessary or required, in the reasonable good faith determination of the Depositor, to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02     Additional Representations and Warranties of the Owner Trustee.

(a)           The Owner Trustee shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which information is provided to the Depositor under Sections 12.01, 12.02(b) or 12.03 that, except as disclosed in writing to the Depositor prior to such date: (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization transaction due to any default of the Owner Trustee; (ii) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its trustee obligations under this Agreement or any other securitization transaction as to which it is a trustee; (iii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would be material to Noteholders; (iv) there are no relationships or transactions (as described in Item 1119(b) of Regulation AB) relating to the Owner Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB) relating to the securitization transaction contemplated by this Agreement, as identified in the prospectus related to such securitization transaction (each, a “Transaction Party”) that are outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from the securitization transaction contemplated by this Agreement, and that are material to the investors’ understanding of the Notes; and (v) the Owner Trustee is not an affiliate (as contemplated by Item 1119(a) of Regulation AB) of any Transaction Party. The Depositor shall notify the Owner Trustee of any change in the identity of a Transaction Party after the Closing Date at least five Business Days prior to January 31st of each calendar year.

40	(2022-A Amended and Restated Trust Agreement)

(b)           If so requested by the Depositor on any date following the Closing Date, the Owner Trustee shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Depositor. Any such request from the Depositor shall not be given more than once each calendar quarter, unless the Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 12.03     Information to Be Provided by the Owner Trustee.

(a)           For so long as the Notes are outstanding, for the purpose of satisfying the Depositor’s reporting obligation under the Exchange Act with respect to the Notes, the Owner Trustee shall provide to the Depositor a written description of (i) the commencement of, a material development in or, if applicable, the termination of, any and all legal proceedings against the Owner Trustee or any and all proceedings of which any property of the Owner Trustee is the subject, that would be material to Noteholders; and (ii) any such proceedings known to be contemplated by governmental authorities that would be material to Noteholders. The Owner Trustee shall also notify the Depositor, in writing, as promptly as practicable following notice to or discovery by a Responsible Officer of the Owner Trustee of any material changes to proceedings described in the preceding sentence. In addition, the Owner Trustee will furnish to the Depositor, in writing, the necessary disclosure regarding the Owner Trustee describing such proceedings required to be disclosed under Item 1117 of Regulation AB, for inclusion in reports filed by or on behalf of the Depositor pursuant to the Exchange Act. The Depositor will allow the Owner Trustee to review any disclosure relating to material litigation against the Owner Trustee prior to filing such disclosure with the Commission to the extent the Depositor changes the information provided by the Owner Trustee. Any descriptions required with respect to legal proceedings, as well as updates to previously provided descriptions, under this Section 12.03(a) shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs.

(1)           For so long as the Notes are outstanding, for the purpose of satisfying the Depositor’s reporting obligation under the Exchange Act with respect to the Notes, the Owner Trustee shall, no later than January 31st of each calendar year, (i) provide to the Depositor such information regarding the Owner Trustee as is required for the purpose of compliance with Item 1119 of Regulation AB; provided, however, the Owner Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Owner Trustee to the Depositor; and (ii) as promptly as practicable following notice to or discovery by a Responsible Officer of the Owner Trustee of any changes to such information, provide to the Depositor, in writing, such updated information. Such information shall include, at a minimum, a description of any affiliation between the Owner Trustee and any Transaction Party.

41	(2022-A Amended and Restated Trust Agreement)

In addition, the Owner Trustee shall provide a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding between the Owner Trustee and any Transaction Party that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from the securitization transaction contemplated by this Agreement, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the Notes.

(b)           As of the related Payment Date with respect to each Report on Form 10-D with respect to the Notes filed by or on behalf of the Depositor, and as of March 15th preceding the date each Report on Form 10-K with respect to the Notes is filed, the Owner Trustee shall be deemed to represent and warrant that any information previously provided by the Owner Trustee under this Article 12 is materially correct and does not have any material omissions unless the Owner Trustee has provided an update to such information.

Section 12.04     Indemnification; Remedies.

(a)           The Owner Trustee shall indemnify the Depositor, each affiliate of the Depositor, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs and expenses (including reasonable fees and expenses of attorneys or, as necessary, consultants and auditors and reasonable costs of investigations) that any of them may sustain arising out of or based upon:

(1)           (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification or other material provided under this Article 12 by or on behalf of the Owner Trustee (collectively, the “Owner Trustee Information”), or (B) the omission or alleged omission to state in the Owner Trustee Information a material fact required to be stated in the Owner Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(2)           any failure by the Owner Trustee to deliver any information, report, certification or other material when and as required under this Article 12.

(b)           In the case of any failure of performance described in clause (2) of Section 12.04(a), the Owner Trustee shall (i) promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information, report, certification or other material not delivered by the Owner Trustee as required and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

42	(2022-A Amended and Restated Trust Agreement)

(c)               The Depositor shall indemnify the Owner Trustee, each affiliate of the Owner Trustee and the respective present and former directors, officers, employees and agents of the Owner Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Depositor for inclusion in any report filed with Commission under the Exchange Act (collectively, the “Hyundai Information”), or (ii) the omission or alleged omission to state in the Hyundai Information a material fact required to be stated in the Hyundai Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent that such untrue statement or omission or alleged omission does not result from or relate to (x) any information provided by the Owner Trustee pursuant to this Article 12 or (y) any breach of covenant, negligence or misconduct by the Owner Trustee.

(d)               Notwithstanding any provision in this Section 12.04 to the contrary, the parties agree that neither the Owner Trustee nor the Depositor shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

[SIGNATURE PAGES FOLLOW]

43	(2022-A Amended and Restated Trust Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

HYUNDAI ABS FUNDING, LLC,
as Depositor

By:	/s/ Charley Changmin Yoon
Name: Charley Changmin Yoon
Title: President and Secretary

S-1	(2022-A Amended and Restated Trust Agreement)

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Owner Trustee

By:	/s/ Mark Esposito
Name:	Mark Esposito
Title:	Vice President

S-2	(2022-A Amended and Restated Trust Agreement)

HYUNDAI CAPITAL AMERICA,
as Administrator

By:	/s/ Ross C. Williams
Name: Ross C. Williams
Title: President and Chief Executive Officer

S-3	(2022-A Amended and Restated Trust Agreement)

CITIBANK, N.A.,
as Certificate Registrar and Paying Agent

By:	/s/ Kerry Hehir
Name:	Kerry Hehir
Title:	Senior Trust Officer

S-4	(2022-A Amended and Restated Trust Agreement)

EXHIBIT A

FORM OF TRUST CERTIFICATE

HYUNDAI AUTO RECEIVABLES TRUST 2022-A

ASSET BACKED TRUST CERTIFICATE

(This Trust Certificate does not represent an interest in or obligation of Hyundai ABS Funding, LLC or any of its Affiliates, except to the extent described below.) (This Trust Certificate is subordinate to the Notes, as set forth in the Sale and Servicing Agreement)

THIS TRUST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR “BLUE SKY” LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO. THE HOLDER HEREOF, BY PURCHASING THIS TRUST CERTIFICATE, AGREES THAT THIS TRUST CERTIFICATE MAY BE RESOLD, ASSIGNED, PLEDGED OR TRANSFERRED ONLY EITHER (A) SO LONG AS THE CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A QUALIFIED INSTITUTIONAL BUYER ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, ASSIGNMENT, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES OR “BLUE SKY” LAWS, IN WHICH CASE THE OWNER TRUSTEE SHALL REQUIRE (i) THAT THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND (ii) IF REQUESTED BY THE OWNER TRUSTEE, A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE OWNER TRUSTEE) SATISFACTORY TO THE OWNER TRUSTEE AND THE DEPOSITOR, TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR JURISDICTION. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTIONS WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE TRUST CERTIFICATE FOR ALL PURPOSES.

A-1	(2022-A Amended and Restated Trust Agreement)

By acquiring this Trust Certificate (or interest herein), each purchaser and transferee (and if the purchaser or transferee is a Plan (as defined below), its fiduciary) shall be deemed to represent and warrant that SUCH PURCHASER OR TRANSFEREE IS NOT ACQUIRING SUCH TRUST CERTIFICATE (OR INTEREST HEREIN) WITH THE ASSETS OF A PLAN THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE. FOR PURPOSES OF THE FOREGOING, “PLAN” MEANS AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF ERISA WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE CODE, OR ANY ENTITY OR ACCOUNT DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

EACH TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE TRUST DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR BENEFICIAL INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE TRUST AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE TRUST. TRANSFERS OF THIS CERTIFICATE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TRUST AGREEMENT.

THIS CERTIFIES THAT Hyundai ABS Funding, LLC is the registered owner of a 100% Certificate Percentage Interest that is nonassessable, fully-paid, beneficial ownership interest in the assets of Hyundai Auto Receivables Trust 2022-A (the “Trust”) formed by Hyundai ABS Funding, LLC, a Delaware limited liability company (the “Depositor”).

The Trust is governed by an Amended and Restated Trust Agreement dated as of March 16, 2022 (the “Trust Agreement”), among the Depositor, Administrator and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Sale and Servicing Agreement among the Trust, the Depositor, Hyundai Capital America, as Seller and Servicer (the “Servicer”) and Citibank, N.A., as Indenture Trustee (“Indenture Trustee”), dated as of March 16, 2022 as the same may be amended or supplemented from time to time.

A-2	(2022-A Amended and Restated Trust Agreement)

This Certificate is one of the duly authorized Trust Certificates designated as Hyundai Auto Receivables Trust 2022-A Asset Backed Trust Certificates (herein called the “Trust Certificates”). Also issued under the Indenture dated as of March 16, 2022 between the Trust and the Indenture Trustee, are seven classes of Notes, designated as 0.72421% Asset Backed Notes, Class A-1 (the “Class A-1 Notes”), 1.81% Asset Backed Notes, Class A-2-A (the “Class A-2-A Notes”), SOFR Rate + 0.63% Asset Backed Notes, Class A-2-B (the “Class A-2-B Notes”), 2.22% Asset Backed Notes, Class A-3 (the “Class A-3 Notes”), 2.35% Asset Backed Notes, Class A-4 (the “Class A-4 Notes”), 2.62% Asset Backed Notes, Class B (the “Class B Notes”) and 2.97% Asset Backed Notes, Class C (the “Class C Notes”, collectively with the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, the “Notes”). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Under the Trust Agreement, there will be distributed on the 15th day of each month (or, if such 15th day is not a Business Day, the next Business Day), commencing on April 15, 2022, to the Person in whose name this Trust Certificate is registered at the close of business on the last day of the preceding month, such Certificateholder’s Certificate Percentage Interest of any amounts available to be distributed to Certificateholders on such date.

The holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

It is the intent of the Depositor and the Certificateholders that, for purposes of U.S. federal income, state and local income and franchise tax, until the Trust Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), the Trust will be disregarded as an entity separate from its owner. At such time that the Trust Certificates are beneficially owned by more than one Person (and all such owners are not treated as the same Person for U.S. federal income tax purposes), it is the intent of the Depositor and the Certificateholders that, for purposes of U.S. federal income, state and local income and franchise tax, the Trust will be treated as a partnership, the assets of which are the assets held by the Trust, and the Certificateholders will be treated as partners in that partnership. The Depositor and the Certificateholders, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust as such for tax purposes.

Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in or encourage any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

A-3	(2022-A Amended and Restated Trust Agreement)

Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder’s Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of Depositor, the Servicer, Administrator, Seller, Owner Trustee, Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in the Trust Agreement, the Trust Certificates or the Basic Documents. In furtherance of and not in derogation of the foregoing, each Certificateholder, by accepting a Trust Certificate, acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests therein of the Depositor (other than the Trust Estate and Reserve Account relating to this transaction) conveyed or purported to be conveyed by the Depositor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”). To the extent that, notwithstanding the agreements and provisions contained herein, a Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder, by accepting a Trust Certificate, further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Depositor or any other Person owned by the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder, by acceptance of a Trust Certificate, further acknowledges and agrees that no adequate remedy at law exists for a breach of this paragraph and the terms of this paragraph may be enforced by an action for specific performance. The provisions of this paragraph shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of the Trust Agreement.

By acquiring a Trust Certificate (or interest therein), each purchaser and transferee (and if the purchaser or transferee is a Plan, its fiduciary) shall be deemed to represent and warrant that such purchaser or transferee is not acquiring such Trust Certificate (or interest therein) with the assets of a Plan that is subject to Title I of ERISA, Section 4975 of the Code or a Similar Law.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of Owner Trustee, by manual or facsimile signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

A-4	(2022-A Amended and Restated Trust Agreement)

THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-5	(2022-A Amended and Restated Trust Agreement)

IN WITNESS WHEREOF, Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

Dated:________________, 2022

HYUNDAI AUTO RECEIVABLES TRUST 2022-A

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Owner Trustee

By:
Authorized Signatory

A-6	(2022-A Amended and Restated Trust Agreement)

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

U.S. BANK TRUST
NATIONAL ASSOCIATION,
as Owner Trustee

By:
Name:
Title:

OR

Citibank, N.A.,
as Authenticating Agent for the Owner Trustee

By:
Name:
Title:

A-7	(2022-A Amended and Restated Trust Agreement)

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

Signature Guaranteed:

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-8	(2022-A Amended and Restated Trust Agreement)

EXHIBIT B

[RESERVED]

B-1	(2022-A Amended and Restated Trust Agreement)

EXHIBIT C

FORM OF TRANSFEREE CERTIFICATE (QIB LETTER)

[          ], 20__

Hyundai Auto Receivables Trust 2022-A,
as Issuer

c/o U.S. Bank Trust National Association,
as Owner Trustee

U.S. Bank Trust National Association,
as Owner Trustee

Citibank, N.A.,
        as Certificate Registrar

Ladies and Gentlemen:

In connection with our proposed purchase of [ ]% Certificate Percentage Interest Asset Backed Trust Certificates (the “Trust Certificates”) of Hyundai Auto Receivables Trust 2022-A (the “Issuer”), a trust formed by Hyundai ABS Funding, LLC (the “Depositor”), we confirm that:

a.       We are a “qualified institutional buyer” as defined in Rule 144A (“QIB”) and are acquiring the Trust Certificate for our own institutional account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs).

b.       We acknowledge that the Trust Certificates have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction.

c.       We are familiar with Rule 144A and are aware that the sale is being made in reliance on Rule 144A and we are not acquiring the Trust Certificates with a view to, or for resale in connection with, a distribution that would constitute a public offering within the meaning of the Securities Act or a violation of the Securities Act, and that, if in the future we decide to resell, assign, pledge or otherwise transfer any Trust Certificates, such Trust Certificates may be resold, assigned, pledged or transferred only (i) to the Depositor or any Affiliate thereof, (ii) so long as such Trust Certificate is eligible for resale pursuant to Rule 144A, to a person whom we reasonably believe after due inquiry is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the resale, pledge, assignment or transfer is being made in reliance on Rule 144A, (iii) pursuant to an effective registration statement under the Securities Act or (iv) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case (A) the Owner Trustee will require that both the prospective transferor and the prospective transferee certify to the Owner Trustee and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor and (B) the Owner Trustee will require a written opinion of counsel (which will not be at the expense of the Depositor or the Owner Trustee) satisfactory to the Depositor and the Owner Trustee to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities or “Blue Sky” laws of any state of the United States;

C-1	(2022-A Amended and Restated Trust Agreement)

d.       We have neither acquired nor will we transfer any Trust Certificate we purchase (or any interest therein) or cause any such Trust Certificate (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

e.       Unless the Owner Trustee has received an opinion from a nationally recognized tax counsel in form and substance acceptable to the Depositor (which, for the avoidance of doubt, may rely on reasonable representations of the applicable transferee) to the effect that the proposed transfer to such transferee without the representation pursuant to this paragraph (e) will not cause the Trust to be treated as a publicly traded partnership within the meaning of Section 7704 of the Code, we either (A) are not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes (or a disregarded entity of any of the foregoing) or (B) are such an entity, but (x) none of the direct or indirect beneficial owners of any of the interests in us have allowed or caused, or will allow or cause, 50% or more of the value of such interests in us to be attributable to our ownership of Restricted Notes (if any) and the Trust Certificates and (y) it is not and will not be a principal purpose of the arrangement involving our beneficial interest in any Restricted Notes or Trust Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

f.       We (A) are acquiring the Trust Certificate for the account of [______] Persons, as agent or nominee, and we will notify the Owner Trustee of any changes in the number of such Persons and (B) understand that any such change in the number of Persons for whose account a Trust Certificate is held shall require the written consent of the Owner Trustee, which consent shall be granted unless the Owner Trustee determines that such proposed change in number of Persons would create a risk that the Trust would be classified for U.S. federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation.

g.       We understand that no subsequent transfer of the Trust Certificates (or any interest therein) is permitted unless (A) such transfer is of a Trust Certificate with a Certificate Percentage Interest of more than 2% (or of an interest in a Trust Certificate representing a Certificate Percentage Interest of more than 2%), (B) the proposed transferee to provide to the Owner Trustee and the Depositor a letter substantially in the form of this Exhibit C to the Trust Agreement (unless the Depositor shall have received an opinion of nationally recognized tax counsel to the effect that such transfer without such an accompanying representation letter will not cause the Trust to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and the Depositor shall consent in writing that no such written representation letter is required) or such other written statement as the Owner Trustee shall prescribe and (C) the Trust consents in writing to the proposed transfer, which consent shall be granted unless the Owner Trustee determines that such transfer would create a risk that the Trust would be classified for U.S. federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation or otherwise cause the Trust to become a publicly traded partnership for U.S. federal income tax purposes.

C-2	(2022-A Amended and Restated Trust Agreement)

h.       (A) We shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code and (B) if we are not the beneficial owner of a Trust Certificate, such beneficial owner shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code and, to the extent the Trust determines such appointment necessary for it to make an election under Section 6226(a) of the Code (or any corresponding provision of state law), we hereby appoint the transferee as our agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Code (and any corresponding provision of state law).

i.       We understand that no transfer of a Trust Certificate (or interest therein) shall be permitted (nor shall a Trust Certificate be so held) if (i) it causes the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation section 1.385-3(g)(12)) which is a Domestic Corporation and (ii) either (x) a member of such Section 385 Expanded Group owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in the Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). We understand that no transfer of a Trust Certificate (or interest therein) shall be permitted (nor shall a Trust Certificate be so held) if (i) it results in the Issuer becoming a disregarded as an entity separate for U.S. federal income tax purposes from a Domestic Corporation and (ii) either (x) a member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). For purposes of determining the Issuer’s ownership interests in clause (i) of the first sentence of this paragraph, any Restricted Notes shall be taken into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer as a Section 385 Controlled Partnership or a disregarded entity for purposes of applying this paragraph’s restriction (it being understood that if the Restricted Notes are taken into account as ownership interests for this purpose then the Restricted Notes are not also considered Notes for the Note ownership restriction of this paragraph).

j.       We understand that the Opinion of Counsel to the Trust that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (d), (e), (f), (g), (h) and (i) above. We understand that if we are acquiring the Trust Certificates as agent or nominee for any other Person(s), such Person(s) confirm the representations in paragraphs (d), (e), (f), (g), (h) and (i) above as such representations apply to such Person(s).

C-3	(2022-A Amended and Restated Trust Agreement)

k.       We (and any Person for which we hold Trust Certificates as agent or nominee) shall deliver to the Owner Trustee and the Depositor a valid, properly completed and duly executed IRS Form W-9 (or applicable successor form) certifying that we are a United States person and not subject to backup withholding, a valid, properly completed and duly executed IRS Form W-8IMY (with IRS Forms W-9 attached for each partner) which states that we are “a look-through foreign partnership for purposes of Section 1446 of the Code” and we receive the consent of the Depositor, or other information or documentation requested by the Owner Trustee or the Depositor to determine, in its sole discretion, that payments on such Trust Certificates will not be subject to withholding under U.S. tax law and we receive the consent of the Depositor. If, at any time, we cease to comply with this clause (i), the Depositor or Issuer may in its sole and absolute discretion (x) withhold on distributions in respect of our Trust Certificates, and/or require us to forfeit distributions in respect of such Trust Certificates, provided that such remedies may only be exercised in respect of the periods of non-compliance, and/or (y) upon written notice to us by the Depositor or Trust, require us promptly to dispose of such Trust Certificates to a United States person within the meaning of Section 7701(a)(30) of the Code (or if such disposition or other cure of non-compliance does not occur within 10 business days after receiving such notice to dispose of the Trust Certificates, to the Depositor or a person designated by the Depositor for an amount determined in good faith, but at the sole discretion of the Depositor).

l.       We (and any Person for which we hold Trust Certificates as agent or nominee) understand that complying with Section 1446(f) of the Code is not the responsibility of the Trust, and that a transferor and transferee of a Trust Certificate may be subject to withholding or a withholding obligation, as the case may be, in the event that the Trust is treated as a partnership for U.S. federal income tax purposes and there is a failure to comply with Section 1446(f) of the Code.

m.       We understand (and if we are any type of employee benefit plan or other retirement account or arrangement, our fiduciary understands) that no Trust Certificate may be acquired or held by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code, (iii) any other plan that is subject to a law that is substantially similar to Title I of ERISA or Section 4975 of the Code, or (iv) any entity or account whose underlying assets include plan assets of any of the foregoing. Each Person who acquires any Trust Certificate or interest therein will certify that the foregoing conditions are satisfied.

n.       We are aware that we (or any account for which we are purchasing) may be required to bear the economic risk of an investment in the Trust Certificates for an indefinite period, and we (or such account) are able to bear such risk for an indefinite period.

o.       We understand that the Trust Certificates will bear legends substantially as set forth in Section 3.12 of the Trust Agreement.

C-4	(2022-A Amended and Restated Trust Agreement)

p.       If we are acquiring any Trust Certificates for the account of one or more QIB, we represent that we have sole investment discretion with respect to each such account and that we have full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

q.       We (and any Person for which we hold Trust Certificates as agent or nominee) acknowledge that the Owner Trustee, the Depositor, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:
Name:
Title:

C-5	(2022-A Amended and Restated Trust Agreement)

EXHIBIT D

FORM OF TRANSFEREE CERTIFICATE (INVESTMENT LETTER)

[           ], 20__

Hyundai Auto Receivables Trust 2022-A,
as Issuer

c/o U.S. Bank Trust National Association,
as Owner Trustee

U.S. Bank Trust National Association,
as Owner Trustee

Citibank, N.A.,
        as Certificate Registrar

Re:        Hyundai Auto Receivables Trust 2022-A Certificates

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced Certificates (the “Certificates”) we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any other applicable securities laws, (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any relevant securities laws or is exempt from such registration requirements and (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser and the transferee has otherwise complied with all conditions for transfer set forth in the Amended and Restated Trust Agreement to be dated as of March 16, 2022 (the “Trust Agreement”), among Hyundai Auto Receivables Trust 2022-A (the “Trust”), U.S. Bank Trust National Association, as Owner Trustee and Hyundai Capital America, (g) we have executed the confidentiality agreement substantially in the form attached hereto and (h) we are a United States person within the meaning of Section 7701(a)(30) of the Code.

D-1	(2022-A Amended and Restated Trust Agreement)

Further, we certify the following (which we understand are generally intended to prevent the Issuer from being characterized as a “publicly traded partnership” within the meaning of Section 7704 of the Code):

i       We have neither acquired nor will we transfer any Certificate we purchase (or any interest therein) or cause any such Certificate (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

ii.       We either (A) are not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes (or a disregarded entity of any of the foregoing) or (B) are such an entity, but (x) none of the direct or indirect beneficial owners of any of the interests in us have allowed or caused, or will allow or cause, 50% or more of the value of such interests in us to be attributable to our ownership of Restricted Notes (if any) and the Certificates and (y) it is not and will not be a principal purpose of the arrangement involving our beneficial interest in any Restricted Notes or Certificates to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

iii.       We (A) are acquiring the Certificate for the account of [______] Persons as agent of nominee and we will notify the Owner Trustee of any changes in the number of such Persons and (B) understand that any such change in the number of Persons for whose account a Certificate is held shall require the written consent of the Owner Trustee, which consent shall be granted unless the Owner Trustee determines that such proposed change in number of Persons would create a risk that the Trust would be classified for U.S. federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation.

iv.       (A) We shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code and (B) if we are not the beneficial owner of a Certificate, such beneficial owner shall provide to the Administrator on behalf of the Trust and the Depositor any further information required by the Trust to comply with Sections 6221 through 6241 of the Code (and any corresponding provision of state law), including Section 6226(a) of the Code and, to the extent the Trust determines such appointment necessary for it to make an election under Section 6226(a) of the Code (or any corresponding provision of state law), we hereby appoint the transferee as our agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Code (and any corresponding provision of state law).

D-2	(2022-A Amended and Restated Trust Agreement)

v.       We understand that no transfer of a Trust Certificate (or interest therein) shall be permitted (nor shall a Trust Certificate be so held) if (i) it causes the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation section 1.385-3(g)(12)) which is a Domestic Corporation and (ii) either (x) a member of such Section 385 Expanded Group owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in the Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). We understand that no transfer of a Trust Certificate (or interest therein) shall be permitted (nor shall a Trust Certificate be so held) if (i) it results in the Issuer becoming a disregarded as an entity separate for U.S. federal income tax purposes from a Domestic Corporation and (ii) either (x) a member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in such Section 385 Controlled Partnership is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). For purposes of determining the Issuer’s ownership interests in clause (i) of the first sentence of this paragraph, any Restricted Notes shall be taken into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer as a Section 385 Controlled Partnership or a disregarded entity for purposes of applying this paragraph’s restriction (it being understood that if the Restricted Notes are taken into account as ownership interests for this purpose then the Restricted Notes are not also considered Notes for the Note ownership restriction of this paragraph).

vi.       We understand that no subsequent transfer of the Certificates (or any interest therein) is permitted unless (A) such transfer is of a Certificate with a Certificate Percentage Interest of more than 2% (or of an interest in a Certificate representing a Certificate Percentage Interest of more than 2%), (B) the proposed transferee provides to the Owner Trustee and Hyundai Capital America a letter substantially in the form of this letter or such other written statement as the Owner Trustee shall prescribe and (C) the Trust consents in writing to the proposed transfer, which consent shall be granted unless the Owner Trustee determines that such transfer would create a risk that the Trust would be classified for U.S. federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation or otherwise cause the Trust to become a publicly traded partnership for U.S. federal income tax purposes shall be a void transfer ab initio.

vii.       We understand that the opinion of counsel to the Trust that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (i), (ii), (iii), (iv), (v) and (vi) above. We understand that if we are acquiring the Certificates as agent or nominee for any other person(s), such person(s) confirm the representations in paragraphs (i), (ii), (iii), (iv), (v) and (vi) above as such representations apply to such person(s).

viii.       We understand that complying with Section 1446(f) of the Code is not the responsibility of the Trust, and that a transferor and transferee of a Trust Certificate may be subject to withholding or a withholding obligation, as the case may be, in the event that the Trust is treated as a partnership for U.S. federal income tax purposes and there is a failure to comply with Section 1446(f) of the Code.

D-3	(2022-A Amended and Restated Trust Agreement)

ix.       We acknowledge that the Owner Trustee, Hyundai Capital America, and their Affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.

Very truly yours,

By:
Name:
Title:

D-4	(2022-A Amended and Restated Trust Agreement)

EXHIBIT E

FORM OF CERTIFICATE OF TRUST OF
HYUNDAI AUTO RECEIVABLES TRUST 2022-A

This CERTIFICATE OF TRUST of HYUNDAI AUTO RECEIVABLES TRUST 2022-A (the “Trust”), is being duly executed and filed by U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.) (the “Act”).

1.       Name. The name of the statutory trust formed hereby is HYUNDAI AUTO RECEIVABLES TRUST 2022-A.

2.      Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is U.S. BANK TRUST NATIONAL ASSOCIATION, 1011 Centre Road, Suite 203, Wilmington, DE 19805.

3.       Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State.

IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust pursuant to Section 3811(a) of the Act.

U.S. BANK TRUST NATIONAL ASSOCIATION,
as trustee

By:
Name:
Title:

E-1	(2022-A Amended and Restated Trust Agreement)